UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 9, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-1)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-1 REMIC Pass-Through Certificates.

     On February 24, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2005) as of February 1, 2005 of $695,751,742.49. The mortgage loans that have original maturities of at least 25 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2005) as of February 1, 2005 of $554,677,753.69. The mortgage loans that have original maturities of at least 12 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2005) as of February 1, 2005 of $86,306,018.59. The mortgage loans that have original maturities of 30 years and are relocation loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2005) as of February 1, 2005 of $54,767,970.21. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of February 1, 2005 were 1,071, 162 and 113, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of February 1, 2005 were 5.897%, 5.383% and 5.755%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of February 1, 2005 were 357.99 months, 178.22 months and 357.15 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to September 1, 2003, January 1, 2004 and May 1, 2003, respectively, or after February 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of February 1, 2005 were 359.48 months, 179.87 months and 360.00 months, respectively.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than February 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than February 1, 2020. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $80,000, $65,000 and $360,000, respectively, nor more than $1,000,000, $1,000,000 and $900,000, respectively. No pool II mortgage loans had loan-to-value ratios at origination in excess of 80%. Pool I mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $4,042,803.68 and $849,292.75, respectively, as of February 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of February 1, 2005 were 66.2%, 57.0% and 73.2%, respectively. No more than $6,167,563.55, $1,806,773.52 and $1,940,448.72, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2), 91% and 97%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     At least 34%, 15% and 57%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. No more than 44%, 61% and 2%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. No more than 4%, 6% and none, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. No more than 10%, 9% and 41%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. No more than 8%, 9% and none, respectively, of the pool I mortgage loans, pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 4;

      2. such mortgage loans had an aggregate scheduled principal balance of $2,280,273.66;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 100.0%.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $28,852,597.02 and $525,825,156.67, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.571% and 5.915%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 357.43 months and 358.02 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $1,147,734.38 and $85,158,284.21, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.744% and 5.391%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 179.52 months and 178.20 months, respectively.

     Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.250%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $1,887,424.11 and $52,880,546.10, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 5.348% and 5.769%, respectively. The weighted average remaining terms to stated maturity of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 358.33 months and 357.11 months, respectively.

      The following tables set forth information regarding the mortgage loans as of February 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  2                         $  1,443,910

2004                                970                          500,481,480

2005                                 99                           52,752,364


Total                             1,071                         $554,677,754
                                  =====                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2004                                153                          $81,206,435

2005                                  9                            5,099,584


Total                               162                          $86,306,019
                                    ===                          ============


                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  2                          $ 1,113,241

2004                                108                           51,856,729

2005                                  3                            1,798,000


Total                               113                          $54,767,970
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     865                         $446,138,463

Multi-family Dwellings*              40                           23,084,613

Townhouses                           15                            7,820,966

Condominium Units (one to four       54                           24,168,394
 stories high)

Condominium Units (over four         23                           13,266,148
stories high)

Cooperative Units                    74                           40,199,170


Total                             1,071                         $554,677,754
                                  =====                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


             TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     149                          $80,881,660

Multi-family Dwellings*               4                            1,779,611

Townhouses                            2                              848,351

Condominium Units (one to four        6                            2,727,694
 stories high)

Cooperative Units                     1                               68,703


Total                               162                          $86,306,019
                                    ===                          ===========

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     104                          $50,752,317

Townhouses                            1                              465,730

Condominium Units (one to four        4                            1,689,177
 stories high)

Condominium Units (over four          1                              498,953
stories high)

Cooperative Units                     3                            1,361,793


Total                               113                          $54,767,970
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                          1,031                         $531,593,141

2-family                             36                           20,474,054

3-family                              1                              697,797

4-family                              3                            1,912,762


Total                             1,071                         $554,677,754
                                  =====                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            158                          $84,526,408

2-family                              2                              705,970

3-family                              2                            1,073,641


Total                               162                          $86,306,019
                                    ===                          ===========


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            113                          $54,767,970


Total                               113                          $54,767,970
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 8                         $    939,960

$150,000 through $199,999.99          9                            1,574,786

$200,000 through $249,999.99          6                            1,351,447

$250,000 through $299,999.99          4                            1,114,277

$300,000 through $349,999.99         12                            4,006,633

$350,000 through $399,999.99        208                           79,526,115

$400,000 through $449,999.99        220                           93,646,606

$450,000 through $499,999.99        163                           77,916,725

$500,000 through $549,999.99         92                           48,274,839

$550,000 through $599,999.99         82                           47,337,826

$600,000 through $649,999.99         79                           49,854,669

$650,000 through $699,999.99         61                           41,615,682

$700,000 through $749,999.99         31                           22,515,302

$750,000 through $799,999.99         33                           25,825,811

$800,000 through $849,999.99          7                            5,735,750

$850,000 through $899,999.99         14                           12,408,976

$900,000 through $949,999.99         11                           10,218,991

$950,000 through $999,999.99         26                           25,813,359

$1,000,000 and over                   5                            5,000,000


Total                             1,071                         $554,677,754
                                  =====                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$149,999.99 and under                 3                         $    269,476

$150,000 through $299,999.99          1                              205,970

$300,000 through $349,999.99          2                              677,090

$350,000 through $399,999.99         24                            9,115,821

$400,000 through $449,999.99         29                           12,457,440

$450,000 through $499,999.99         30                           14,378,232

$500,000 through $549,999.99         14                            7,322,212

$550,000 through $599,999.99         11                            6,417,229

$600,000 through $649,999.99         18                           11,336,555

$650,000 through $699,999.99          9                            6,098,696

$700,000 through $749,999.99          6                            4,380,950

$750,000 through $799,999.99          3                            2,364,383

$800,000 through $849,999.99          3                            2,491,859

$850,000 through $949,999.99          1                              870,239

$950,000 through $999,999.99          8                            7,919,867

$1,000,000 and over                   0                                    0


Total                               162                          $86,306,019
                                    ===                          ===========

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$349,999.99 and under                 0                         $          0

$350,000 through $399,999.99         24                            9,154,299

$400,000 through $449,999.99         26                           10,947,500

$450,000 through $499,999.99         27                           12,934,232

$500,000 through $549,999.99         14                            7,279,832

$550,000 through $599,999.99          9                            5,141,878

$600,000 through $649,999.99          6                            3,794,839

$650,000 through $699,999.99          1                              670,083

$700,000 through $749,999.99          2                            1,467,637

$750,000 through $799,999.99          0                                    0

$800,000 through $849,999.99          2                            1,605,335

$850,000 through $899,999.99          2                            1,772,335

$900,000 and over                     0                                    0


Total                               113                          $54,767,970
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.001% to 5.500%                     24                         $ 11,237,692

5.501% to 6.000%                    908                          476,058,922

6.001% to 6.500%                    132                           64,051,926

6.501% to 6.875%                      7                            3,329,214


Total                             1,071                         $554,677,754
                                  =====                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.625% to 5.000%                      4                          $ 1,571,757

5.001% to 5.500%                    148                           79,521,969

5.501% to 6.000%                     10                            5,212,293


Total                               162                          $86,306,019
                                    ===                          ===========


              DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.001% to 5.500%                     23                          $11,875,945

5.501% to 6.000%                     82                           38,772,977

6.001% to 6.500%                      7                            3,550,045

6.501% to 6.875%                      1                              569,003


Total                               113                          $54,767,970
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   441                         $235,241,835

65.001% - 75.000%                   232                          119,008,099

75.001% - 80.000%                   388                          196,385,016

80.001% - 85.000%                     1                              359,919

85.001% - 90.000%                     7                            2,888,753

90.001% - 95.000%                     2                              794,132


Total                             1,071                         $554,677,754
                                  =====                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   104                          $57,076,664

65.001% - 75.000%                    25                           13,283,117

75.001% - 80.000%                    33                           15,946,238


Total                               162                          $86,306,019
                                    ===                          ===========


                    DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    19                          $ 9,501,401

65.001% - 75.000%                    19                            9,461,155

75.001% - 80.000%                    73                           34,956,121

80.001% - 90.000%                     1                              460,990

90.001% - 95.000%                     1                              388,303


Total                               113                          $54,767,970
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              11                         $  6,022,196
Arizona                               5                            2,727,974
Arkansas                              2                            1,342,212
California                          355                          186,970,117
Colorado                              9                            5,171,623
Connecticut                          28                           15,401,789
Delaware                              1                              235,709
District of Columbia                  6                            2,931,824
Florida                              32                           16,365,997
Georgia                              12                            6,417,499
Idaho                                 3                            1,507,275
Illinois                             26                           13,556,021
Indiana                               6                            2,555,879
Iowa                                  1                              649,353
Kansas                                1                              456,601
Kentucky                              3                            1,638,863
Louisiana                             2                              761,058
Maine                                 2                              918,539
Maryland                             44                           20,714,448
Massachusetts                        55                           30,008,591
Michigan                              7                            3,065,540
Minnesota                            14                            7,590,245
Mississippi                           1                              443,248
Missouri                             10                            5,181,758
Montana                               1                              538,468
Nebraska                              2                            1,244,822
Nevada                                5                            2,292,853
New Hampshire                         7                            3,432,188
New Jersey                           54                           26,640,509
New York                            232                          123,114,689
North Carolina                       11                            5,923,086
Ohio                                  6                            3,221,281
Oklahoma                              1                              464,526
Oregon                                5                            2,158,941
Pennsylvania                         16                            7,461,230
Rhode Island                          1                              359,919
South Carolina                        4                            1,648,439
Tennessee                             1                              499,794
Texas                                18                            9,236,073
Utah                                  3                            1,360,122
Vermont                               4                            2,027,370
Virginia                             46                           21,485,318
Washington                           14                            7,039,713
West Virginia                         1                              427,264
Wisconsin                             3                            1,466,790


Total                             1,071                         $554,677,754
                                  =====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

California                           65                          $35,584,267
Colorado                              5                            2,763,035
Connecticut                           4                            2,056,363
Florida                               6                            3,803,195
Georgia                               3                            1,696,821
Hawaii                                1                              679,003
Illinois                              1                              446,764
Indiana                               2                              889,578
Iowa                                  1                              136,261
Kansas                                1                              488,205
Kentucky                              1                              682,118
Maryland                              2                            1,133,118
Massachusetts                         8                            4,088,865
Michigan                              4                            2,520,328
Minnesota                             4                            1,765,989
Missouri                              1                              438,998
Nebraska                              1                              732,250
Nevada                                4                            2,149,140
New Hampshire                         1                              443,868
New Jersey                            4                            1,966,383
New Mexico                            1                              498,187
New York                             14                            6,992,731
Ohio                                  1                              415,916
Oregon                                1                              448,250
Pennsylvania                          1                              679,762
South Carolina                        2                            1,366,664
Tennessee                             2                              827,243
Texas                                 7                            3,797,901
Utah                                  3                            1,278,189
Vermont                               1                              620,552
Virginia                              8                            3,931,429
Washington                            2                              984,646


Total                               162                          $86,306,019
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                          $   508,469
Arizona                               1                              408,150
California                           19                            9,185,629
Colorado                              1                              557,241
Connecticut                           7                            3,342,722
Florida                               6                            3,324,124
Georgia                               4                            1,714,515
Illinois                              5                            2,493,315
Iowa                                  2                              860,533
Kentucky                              1                              381,601
Maine                                 1                              498,569
Maryland                              5                            2,130,726
Massachusetts                         8                            4,370,044
Michigan                              3                            1,453,548
Minnesota                             2                              778,341
Missouri                              1                              411,537
New Hampshire                         2                              975,830
New Jersey                            9                            4,783,037
New York                              8                            4,103,110
North Carolina                        1                              384,016
Ohio                                  1                              647,256
Oklahoma                              1                              638,753
Oregon                                1                              401,658
Pennsylvania                          3                            1,246,496
South Carolina                        1                              397,989
Tennessee                             1                              401,212
Texas                                 6                            2,756,524
Virginia                             10                            4,663,528
Washington                            1                              555,049
Wisconsin                             1                              394,448


Total                               113                          $54,767,970
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620    0.97%       0.08%      0.44%      0.00%      0.00%      0.00%         1.49%
620-649          1.54%       0.85%      1.02%      0.00%      0.00%      0.00%         3.40%
650-699          6.09%       3.58%      5.90%      0.00%      0.37%      0.00%        15.94%
700-749         14.00%       7.58%     11.50%      0.00%      0.00%      0.07%        33.16%
750-799         18.68%       8.53%     16.26%      0.06%      0.15%      0.07%        43.76%
800 and above    1.14%       0.83%      0.29%      0.00%      0.00%      0.00%         2.25%
Total           42.41%      21.46%     35.41%      0.06%      0.52%      0.14%       100.00%
                ======      ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                 65.000%    65.001%-   75.001%-
                and below   75.000%    80.000%      All Loans
                ---------   -------    -------      ---------
Less than 620    0.45%       0.00%      0.00%          0.45%
620-649          1.00%       0.42%      0.00%          1.41%
650-699          8.00%       2.31%      4.20%         14.51%
700-749         19.69%       3.68%      5.60%         28.97%
750-799         33.99%       8.45%      8.68%         51.12%
800 and above    3.01%       0.53%      0.00%          3.54%
Total           66.13%      15.39%     18.48%        100.00%
                ======      ======     ======        =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------     ---------
Less than 620    0.00%       0.00%      1.61%      0.00%     0.71%         2.32%
620-649          0.00%       0.00%      0.78%      0.00%     0.00%         0.78%
650-699          0.73%       1.56%     10.60%      0.84%     0.00%        13.72%
700-749          5.22%       6.46%     16.58%      0.00%     0.00%        28.25%
750-799          9.94%       8.35%     34.26%      0.00%     0.00%        52.55%
800 and above    1.46%       0.91%      0.00%      0.00%     0.00%         2.37%
Total           17.35%      17.27%     63.83%      0.84%     0.71%       100.00%
                ======      ======     ======      =====     =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: February 9, 2005